INCOME TAXES	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 7 -       INCOME TAXES

As of December 31, 2014, the Company had federal net operating loss carry-forwards available to reduce taxable income of approximately $15,573,000.  The net operating loss carry-forwards expire between 2028 and 2034.

Deferred tax assets and liabilities at December 31, consist of the following:

	2014	2013
Deferred tax assets:
Net operating loss carry-forwards	$5,294,800	$4,372,400

Total deferred tax assets	5,294,800	4,372,400

Valuation allowance	(5,294,800)	(4,372,400)
Net deferred tax assets	$-	$-

Income tax benefit differs from the expected statutory rate as follows:

	2014	2013
Expected federal income tax benefit	$(1,471,700)	$(1,529,500)
Stock expense	357,000	15,300
Stock option and warrant expense	121,300	123,100
Other	70,700	224,900
Change in valuation allowance	922,700	1,166,200
Income tax benefit	$–	$–

A full valuation allowance has been established for the Company's net deferred tax assets since the realization of such assets through the generation of future taxable income is uncertain.

Under the Tax Reform Act of 1986, the amounts of, and the benefit from, net operating losses and tax credit carry-forwards may be impaired or limited in certain circumstances.  These circumstances include, but are not limited to, a cumulative stock ownership change of greater than 50%, as defined, over a three-year period.